UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 6, 2006

                               THE WET SEAL, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                       0-18632                       33-0415940
(State or Other           (Commission File Number)          (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)


26972 Burbank
Foothill Ranch, California                                       92610
(Address of Principal Executive Offices)                       Zip Code)


Registrant's telephone number, including area code:        (949) 699-3900

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant` to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 6, 2006, The Wet Seal, Inc. (the "Company") issued a press release announcing the appointment of Michael Zimmerman and Jonathan Duskin as new members of the Company's Board of Directors (the "Board"), effective as of March 6, 2006. They are joining current Board members Sidney Horn, Harold Kahn, Kenneth Reiss, Alan Siegel, Joel Waller, CEO, and Henry Winterstern, Chairman of the Board. At this time, neither Mr. Zimmerman nor Mr. Duskin has been appointed to any committees of the Board.

     Mr. Zimmerman is the controlling principal and Mr. Duskin is a Managing Director of Prentice Capital Management, LP, an investment manager based in New York, New York. Prentice Capital manages an investment in the capital stock of the Company which was acquired by its affiliates as well as accounts that it manages in a series of financing transactions which closed in 2005. The financing transactions were disclosed in the Company's Annual Report on Form 10-K, as amended, filed on April 29, 2005 and the Company's Proxy Statement on
Schedule 14A, filed on June 17, 2005. There was no prior arrangement to appoint Messrs. Zimmerman and Duskin to the Board.

     A copy of the Company's press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Press release, dated March 6, 2006, issued by the Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WET SEAL, INC.
                                            (Registrant)


Date:  March 6, 2006                        By:    /s/ John Luttrell
                                                   -----------------
                                            Name:  John Luttrell
                                            Title: EVP and CFO

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Press release, dated March 6, 2006, issued by the Company.